Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AutoZone, Inc. (the “Company”) on Form 10-Q for the period ended May 10, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jamere Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 13, 2025

/s/ JAMERE JACKSON
Jamere Jackson
Chief Financial Officer
(Principal Financial Officer)